UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

November 6, 2007

Date of Report (date of earliest event reported)

ADVENT SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

State of Delaware	0-26994	94-2901952
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

600 Townsend Street

San Francisco, California 94103

(Address of principal executive offices)

(415) 543-7696

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
ITEM 5.03	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year
ITEM 9.01	Financial Statements and Exhibits
SIGNATURES

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 6, 2007, the Board of Directors (the “Board”) of Advent Software Inc. (the “Company”) elected Robert Ettl to the Board of Advent.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year

On November 6, 2007 and effective as of such date, Advent’s Board approved an amendment to Section 3.2 of the Company’s Bylaws to increase the membership of the Board from six to seven members in connection with the election of Mr. Ettl to the Company’s Board. The amended and restated Bylaws of the Company are attached and filed as Exhibit 3.1 to this current report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following items are filed as exhibits to this report:

3.1           Amended and Restated Bylaws of Advent Software, Inc. as of November 6, 2007

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ADVENT SOFTWARE, INC.

By:	/s/ Graham V. Smith
Graham V. Smith
Executive Vice President,
Chief Financial Officer and Secretary
(Principal Financial and Accounting Officer)

Dated: November 8, 2007